    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 1999


                                                      REGISTRATION NO. 333-70417
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------


                                AMENDMENT NO. 1



                                       TO


                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                             VEECO INSTRUMENTS INC.

             (Exact name of registrant as specified in its charter)

                   DELAWARE                                        11-2989601
 (State or other jurisdiction of incorporation        (I.R.S. Employer Identification No.)
               or organization)

                                 TERMINAL DRIVE
                           PLAINVIEW, NEW YORK 11803
                                 (516) 349-8300
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                EDWARD H. BRAUN
                CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT
                             VEECO INDUSTRIES INC.
                                 TERMINAL DRIVE
                           PLAINVIEW, NEW YORK 11803
                                 (516) 349-8300
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                         ------------------------------

                                   COPIES TO:

             RORY A. GREISS, ESQ.                            JEFFREY A. STEIN, ESQ.
  KAYE, SCHOLER, FIERMAN, HAYS & HANDLER, LLP                   HALE AND DORR LLP
                425 PARK AVENUE                                  60 STATE STREET
           NEW YORK, NEW YORK 10022                        BOSTON, MASSACHUSETTS 02109
                (212) 836-8000                                   (617) 526-6000

                            ------------------------


    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

    The following table sets forth the estimated (except for the Securities and Exchange Commission registration fee, the National Association of Securities Dealers, Inc. filing fee and The Nasdaq Stock Market filing fee) fees and expenses (other than underwriting discounts and commissions) in connection with the offering described in this registration statement:


Securities and Exchange Commission registration fee...............  $  61,861

National Association of Securities Dealers, Inc. filing fee.......     22,752

The Nasdaq National Market filing fee.............................     17,500

Blue Sky filing and counsel fees and expenses.....................     10,000

Printing and engraving costs......................................    100,000

Legal fees and expenses...........................................    250,000

Accounting fees and expenses......................................     75,000

Miscellaneous.....................................................     62,887
                                                                    ---------

    Total.........................................................  $ 600,000
                                                                    ---------
                                                                    ---------


ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Section 145 of the Delaware General Corporation Law ("DGCL") provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
Section 145 further provides that a Delaware corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor, against expenses actually and reasonably incurred in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or such other court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

    Article 9 of the Company's Certificate of Incorporation entitles officers and directors of the Company to indemnification to the fullest extent permitted by Section 145 of the DGCL, as the same may be supplemented from time to time.

    Section 102(b)(7) of the DGCL permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholder, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL (relating to unlawful payment of dividends and unlawful stock purchase and redemption) or
(iv) for any transaction from which the director derived an improper personal benefit.

    The Company's Certificate of Incorporation provides that its directors shall not be liable to the issuer or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent that exculpation from liabilities is not permitted under the DGCL as in effect at the time such liability is determined. Such Certificate of Incorporation further provides that the Company shall indemnify its directors and officers to the fullest extent permitted by the DGCL.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling any registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act, and is therefore unenforceable.

    Reference is made to the Company's Certificate of Incorporation, filed as an exhibit to the Company's Annual Report on Form 10-K which is incorporated herein by reference.

    Reference is also made to Section 5 of the Underwriting Agreement, a form of which is filed as Exhibit 1.1 hereto, which provides certain indemnification rights to the directors and officers of the Company in connection with this offering.

ITEM 16. EXHIBITS.


  EXHIBIT
  NUMBER                                                     EXHIBIT
-----------  --------------------------------------------------------------------------------------------------------

       1.1   Form of Underwriting Agreement.*

       4.1   Form of Certificate of Common Stock.(2)

       5.1   Opinion of Kaye, Scholer, Fierman, Hays & Handler, LLP regarding the legality of the securities being registered.*

      23.1   Consent of Ernst & Young LLP.(1)

      23.2   Consent of Arthur Andersen LLP.(1)

      23.3   Consent of Kaye, Scholer, Fierman, Hays & Handler, LLP (included in opinion).*

      24.1   Power of Attorney (included on signature page).(1)


------------------------

*   Filed herewith.


(1) Previously filed as an Exhibit to the Company's initial Registration Statement on Form S-3 (Registration No. 333-70417)



(2) Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-1 (Registration No. 33-85184) and incorporated herein by reference.

ITEM 17. UNDERTAKINGS.

    (a) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    (c) The undersigned registrant hereby undertakes that:

    (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 29, 1999.


                                VEECO INSTRUMENTS INC.

                                By:             /s/ EDWARD H. BRAUN
                                     -----------------------------------------
                                                  Edward H. Braun
                                       CHAIRMAN, CHIEF EXECUTIVE OFFICER AND
                                                     PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURES                                TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, Chairman, Chief
     /s/ EDWARD H. BRAUN          Executive Officer and
------------------------------    President (principal       January 29, 1999
       Edward H. Braun            executive officer)

              *
------------------------------  Director                     January 29, 1999
      Richard A. D'Amore

              *
------------------------------  Director                     January 29, 1999
       Joel A. Elftmann

              *
------------------------------  Director                     January 29, 1999
     Virgil Elings, Ph.D.

              *
------------------------------  Director                     January 29, 1999
      Heinz K. Fridrich

              *
------------------------------  Director                     January 29, 1999
        John A. Gurley

              *
------------------------------  Director                     January 29, 1999
       Dr. Paul R. Low

              *
------------------------------  Director                     January 29, 1999
      Roger D. McDaniel

              *
------------------------------  Director                     January 29, 1999
       Irwin H. Pfister

SIGNATURES                                TITLE                    DATE
------------------------------  --------------------------  -------------------
              *
------------------------------  Director                     January 29, 1999
       Walter J. Scherr

              *
------------------------------  Director                     January 29, 1999
    James C. Wyant, Ph.D.

                                Vice President-Finance,
    /s/ JOHN F. REIN, JR.         Chief Financial Officer,
------------------------------    Treasurer and Secretary    January 29, 1999
      John F. Rein, Jr.           (principal financial
                                  officer)

                                Vice President and
     /s/ JOHN P. KIERNAN          Corporate Controller
------------------------------    (principal accounting      January 29, 1999
       John P. Kiernan            officer)



*By:     /s/ EDWARD H. BRAUN
      -------------------------
          ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


 EXHIBIT NO.                                              DOCUMENT                                                PAGE
-------------  ----------------------------------------------------------------------------------------------     -----
        1.1    Form of Underwriting Agreement.*
        4.1    Form of Certificate of Common Stock.(2)
        5.1    Opinion of Kaye, Scholer, Fierman, Hays & Handler, LLP regarding the legality of the securities being registered.*
       23.1    Consent of Ernst & Young LLP.(1)
       23.2    Consent of Arthur Andersen LLP.(1)
       23.3    Consent of Kaye, Scholer, Fierman, Hays & Handler, LLP (included in opinion).*
       24.1    Power of Attorney (included on signature page).(1)


------------------------

*   Filed herewith.


(1) Previously filed as an Exhibit to the Company's initial Registration Statement on Form S-3 (Registration No. 333-70417)



(2) Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-1 (Registration No. 33-85184) and incorporated herein by reference.